PACIFIC LIFE & ANNUITY COMPANY

Financial Statements - Statutory Basis

as of December 31, 2025 and 2024 and

for the years ended December 31, 2025, 2024 and 2023,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2025,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2025

and Independent Auditor's Report

INDEPENDENT AUDITOR'S REPORT

Pacific Life & Annuity Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life & Annuity Company (the "Company"), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2025 and 2024, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Arizona Department of Insurance and Financial Institutions. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2025 are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Costa Mesa, California

March 30, 2026

Pacific Life & Annuity Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2025	2024
ADMITTED ASSETS
Bonds	$8,022	$6,965
Common stocks	8	6
Mortgage loans	758	583
Cash, cash equivalents and short-term investments	74	219
Contract loans	21	20
Derivatives	13	9
Other invested assets	61	59
Investment income due and accrued	92	77
Net deferred tax asset	47	36
Other assets	13	7
Separate account assets	3,650	3,364

TOTAL ADMITTED ASSETS	$12,759	$11,345

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$7,228	$6,193
Liability for deposit-type contracts	1,219	1,157
Transfers to separate accounts due or accrued, net	(71)	(62)
Other liabilities	109	93
Asset valuation reserve	2
Separate account liabilities	3,650	3,364
TOTAL LIABILITIES	12,137	10,745
Capital and Surplus:
Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	3	3
Paid-in surplus	184	184
Unassigned surplus	435	413
TOTAL CAPITAL AND SURPLUS	622	600

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$12,759	$11,345

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2025	2024	2023
REVENUES
Premiums and annuity considerations	$1,820	$1,113	$1,787
Net investment income	439	396	315
Separate account fees	67	66	62
Other income	10	14	12
TOTAL REVENUES	2,336	1,589	2,176

BENEFITS AND EXPENSES
Current and future policy benefits	2,173	1,398	2,024
Commission expense	62	50	59
Operating expenses	35	26	32
TOTAL BENEFITS AND EXPENSES	2,270	1,474	2,115

NET GAIN BEFORE FEDERAL INCOME TAXES	66	115	61
Federal income tax expense	12	32	16

NET GAIN FROM OPERATIONS	54	83	45
Net realized capital losses less tax	(42)	(49)	(50)

NET INCOME (LOSS)	$12	$34	$(5)

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

(In Millions)	Common Stock	Paid-in Surplus	Unassigned Surplus	Total
BALANCES, JANUARY 1, 2023	$3	$135	$336	$474
Net loss			(5)	(5)
Change in net unrealized capital gains less tax			22	22
Change in net deferred income tax			13	13
Change in nonadmitted assets			(8)	(8)
Capital contribution from parent		49		49
BALANCES, DECEMBER 31, 2023	3	184	358	545
Net income			34	34
Change in net unrealized capital gains less tax			7	7
Change in net deferred income tax			18	18
Change in nonadmitted assets			(4)	(4)
Change in asset valuation reserve			2	2
Other surplus adjustments			(2)	(2)
BALANCES, DECEMBER 31, 2024	3	184	413	600
Net income			12	12
Change in net unrealized capital gains less tax			7	7
Change in net deferred income tax			9	9
Change in nonadmitted assets			3	3
Change in asset valuation reserve			(2)	(2)
Other surplus adjustments			(7)	(7)
BALANCES, DECEMBER 31, 2025	$3	$184	$435	$622

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2025	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$1,816	$1,101	$1,787
Net investment income	417	387	295
Other income	77	80	74
Benefits and loss related payments	(1,207)	(1,009)	(891)
Net transfers from separate accounts	118	146	104
Commissions, expenses paid and other deductions	(92)	(76)	(91)
Federal income taxes paid, net	(16)	(36)	(4)
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,113	593	1,274

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
Bonds	1,554	562	252
Mortgage loans	101	62	28
Other invested assets		10
Miscellaneous proceeds	15	10	45
Cost of investments acquired:
Bonds	(2,611)	(1,112)	(1,564)
Stocks	(2)	(1)
Mortgage loans	(275)	(159)	(122)
Other invested assets	(5)	(6)
Miscellaneous applications	(57)	(47)	(64)
Net increase in contract loans	(1)	(1)	(9)
NET CASH USED IN INVESTING ACTIVITIES	(1,281)	(682)	(1,434)

CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	10	68	57
Other cash provided	13	9	1
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	23	77	58

Net change in cash, cash equivalents and short-term investments	(145)	(12)	(102)
Cash, cash equivalents and short-term investments, beginning of year	219	231	333

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$74	$219	$231

SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS
Bond exchanges	$88	$50	$44
Assets in-kind received as premiums		12
Additional paid in capital			49

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.        NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the State of Nebraska. Pacific Life is a wholly-owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. Pacific LifeCorp is a wholly owned subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company.

The Company provides life insurance products, individual annuities and mutual funds, group accident and health insurance products, and investment products in the United States. The Company is licensed to sell in all 50 states, including the State of New York.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions (AZ DIFI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the AZ DIFI. Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the AZ DIFI has the right to permit other specific practices, which deviate from prescribed practices, of which there were none.

NAIC SAP differs in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), which in some cases may be material. See Note 2.

The Company determined operating expenses were incorrectly allocated to its parent company, Pacific Life, during the year ended December 31, 2023 and 2022, which were not restated. During 2025, the cumulative adjustment of $7 million was recorded as an increase to other liabilities and a decrease to unassigned surplus. There was no impact to assets or net income (loss).

In August 2025, the Company and Pacific Life entered into an Assumption Reinsurance Agreement (the ARA) with Guaranty Association Benefits Company (GABC) pursuant to which the Company and Pacific Life will assume all of the remaining GABC liabilities previously assumed by GABC under the Restructuring Agreement (as defined below, and such liabilities, the GABC Liabilities) which was approved by the Liquidation Order (as defined below). The GABC Liabilities consist of certain remaining annuity obligations of the insolvent Executive Life Insurance Company of New York (ELNY), as restructured and enhanced under that certain Agreement of Restructuring in Connection with the Liquidation of Executive Life Insurance Company of New York, dated April 2012 (the Restructuring Agreement). In April 2012, the Supreme Court of the State of New York, County of Nassau (the Liquidation Court) entered an Order of Liquidation and Approval of the ELNY Restructuring Agreement (the Liquidation Order), which approved the Restructuring Agreement. The Restructuring Agreement provides that GABC should seek to transfer all of its assumed liabilities to a commercial insurer; hence, GABC entered the ARA with the Company and Pacific Life.

In December 2025, GABC gave public notice that it has petitioned the Liquidation Court for an order, in furtherance of the Liquidation Order to, inter alia, approve the ARA and the transactions it contemplates. The Company is expecting to receive a response from the Liquidation Court in the first half of 2026. The assumption will have no significant impact to the Company's operations or surplus position.

The Company has evaluated events subsequent to December 31, 2025 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that require adjustments to these financial statements - statutory basis.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements - statutory basis and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2025, the Company adopted revisions to NAIC Statement of Statutory Accounting Principles (SSAP) No. 21, Other Admitted Assets, SSAP No. 26, Bonds, SSAP No. 41, Surplus Notes, and SSAP No. 43, Asset-Backed Securities, as part of the Principles-Based Bond Definition Project. These revisions define bonds as any security representing a creditor relationship, whereby there is a fixed schedule for one or more future payments, which qualifies as either an issuer credit obligation or an asset-backed security, previously referred to collectively as loan-backed and structured securities (LBASS). The Company adopted the new guidance on a prospective basis, along with the corresponding changes to disclosures in Notes 3 and 4. There was no impact to surplus or net income (loss) due to the adoption.

Effective August 2023, the Company adopted revisions in Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), that amends SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instructions for the reporting of net negative (disallowed) interest maintenance reserve (IMR) which provides optional, limited-time guidance allowing the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. As detailed within the additional revisions adopted in August 2025, this change will be effective until December 31, 2026, and automatically nullified on January 1, 2027, but the effective date can be adjusted. The Company does not have negative IMR as of December 31, 2025 and 2024.

INVESTMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method. Bonds, including asset-backed securities, with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost. Securities that do not meet the definition of a bond are carried at the lower of cost or market and reported as other invested assets.

Asset-backed securities are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For asset-backed securities purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other asset-backed securities, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in common stock of subsidiary, controlled and affiliated (SCA) insurance companies are carried at the statutory capital and surplus of the entity. Investments in non-insurance SCA entities are carried at the audited U.S. GAAP equity of the investee, with adjustments taken based on statutory principles of accounting when required.

Distributions to the Company from subsidiaries, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared, with a corresponding reduction to unassigned surplus, to the extent they are not in excess of undistributed accumulated earnings. Any dividends declared in excess of the undistributed accumulated earnings are recorded as a return of capital which is a reduction of the investment. Any undistributed net revenue and expense, net of tax, is recorded to unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired. Investments in common stock and bonds, except for asset-backed securities, are written down to fair value. Investments in asset-backed securities are written down to the present value of cash flows expected to be collected, discounted at the security's effective interest rate. Any investment that the Company intends to sell at a realized loss or would be required to sell at a realized loss prior to recovery is written down to fair value. The Company records OTTI in net realized capital gains (losses) less tax.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related, including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis, and the performance of the security’s underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees, unamortized premiums and discounts, and impairment losses. Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.

The Company accrues interest income on impaired loans and bonds to the extent it is deemed collectible, and the loans and bonds continue to perform under their original or restructured contractual terms. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued over 90 days past due is nonadmitted. The Company generally recognizes interest income on its impaired loans upon receipt. Gross and admitted amounts for interest income due and accrued were $92 million and $77 million as of December 31, 2025 and 2024, respectively. The cumulative amount of paid-in-kind interest included in the principal balance was $5 million as of December 31, 2025 and 2024.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at their unpaid principal balance.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies based on the underlying audited U.S. GAAP equity of the investee. These investments include affiliated companies as well as those where the Company has minor ownership interests. These assets are reported in other invested assets with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment. The investment is written down to fair value as the new cost basis, and OTTI is recorded in net realized capital gains (losses) less tax.

DERIVATIVE INSTRUMENTS

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges. To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements - statutory basis in a manner consistent with the hedged asset or liability (amortized cost or fair value). Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

The carrying value of derivatives is calculated based on the gross derivative asset or liability position. If the carrying value of the derivative is positive, the amount is recorded in derivatives. If the carrying value of the derivative is negative, the amount is recorded in other liabilities. The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets. The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the IMR. Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR and amortized to net investment income over the life of the bond.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items. Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The periodic cash flows resulting from the termination of derivative contracts are reflected on a gross basis within the statements of cash flows - statutory basis. Cash received on termination, resulting in a realized gain, is reported in miscellaneous proceeds with cash paid upon termination, resulting in a realized loss, reported in miscellaneous applications.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. Net negative (disallowed) IMR is admitted up to 10% of adjusted capital and surplus under INT 23-01 and reported in other assets.

NET INVESTMENT INCOME

Net investment income consists of interest, dividend, and accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives. Interest income for bonds is recognized on an accrual basis. Dividend income for common stock is recognized as earned on the ex-dividend date. Amortization and accretion are determined by the effective interest method based on estimated principal repayments. Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible. Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income. Investment income from SCA entities is described above.

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method (CRVM), or other modified reserve methods. Reserves for individual variable annuities are held in accordance with the NAIC Valuation Manual, Section 21. Reserves for individual fixed annuities are maintained using the Commissioners' Annuity Reserve Valuation Method. Group annuity reserves are valued using the CRVM.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves. All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statements of operations - statutory basis when earned under the terms of the contract. Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.

SEPARATE ACCOUNTS

Separate account assets represent legally segregated funds and are recorded at fair value. Separate account liabilities represent the Company's contractual obligations based on the provisions of the contracts. All contractual guarantees are recorded in general account aggregate reserves.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves. These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger risks, and provide additional capacity for growth. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers, or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded, included in other income, relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements. These amounts primarily represent ceded current and future policy benefits, net investment income, and net realized capital gains (losses) less tax related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2025, 2024 and 2023, premiums assumed were an immaterial amount and premiums ceded were $4 million. As of December 31, 2025 and 2024, reserve credits recorded on ceded reinsurance were $6 million.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $1 million as of December 31, 2025 and 2024.

REVENUES, BENEFITS AND EXPENSES

Life insurance and accident and health premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

FOREIGN CURRENCY

The Company has financial instruments denominated in currencies other than the U.S. dollar. All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax. The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes, and its operations are included in the consolidated Federal income tax return of PMHC, the Company's ultimate parent. The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company's actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital requirements.

2.	COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting. U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the AZ DIFI, which is a comprehensive basis of accounting other than U.S. GAAP. NAIC SAP primarily differs from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.	INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS, AND CASH EQUIVALENTS

The following table presents bonds by asset type in accordance with new guidance adopted January 1, 2025. See Note 4 for information on the Company's fair value measurements.

	Carrying Value	Fair Value	Net Unrealized Gains (Losses)
	(In Millions)
December 31, 2025:
Issuer credit obligations:
U.S. Government obligations	$6	$6
Non-U.S sovereign jurisdiction securities	106	105	$(1)
Municipal bonds - general obligation	43	43
Municipal bonds - special revenue	299	301	2
Project finance bonds issued by operating entities	253	261	8
Corporate bonds	5,303	5,154	(149)
Single entity backed obligations	50	51	1
Bonds issued by funds representing operating entities	293	286	(7)
Bank loans - acquired	10	11	1
Other issuer credit obligations	10	10
Asset-backed securities:
Agency residential mortgage-backed securities (RMBS) - not guaranteed	115	117	2
Non-agency RMBS	182	181	(1)
Non-agency commercial mortgage-backed securities (CMBS)	183	183
Non-agency collateralized obligations	265	266	1
Other financial asset-backed securities	133	134	1
Equity-backed securities	126	126
Other financial asset-backed securities - not self-liquidating	55	58	3
Lease-backed securities - practical expedient	69	69
Other non-financial asset-backed securities - practical expedient	69	71	2
Lease-backed securities - full analysis	199	202	3
Other non-financial asset-backed securities - full analysis	253	257	4
Total bonds	8,022	$7,892	$(130)
Short-term investments	4
Cash equivalents	52
Total	$8,078

The following table presents bonds, short-term investments and cash equivalents by asset type in accordance with previous guidance. Short-term investments and cash equivalents were $195 million as of December 31, 2024.

	Carrying Value	Fair Value	Net Unrealized Gains (Losses)
	(In Millions)
December 31, 2024:
U.S. Government	$6	$6
All other governments	56	52	$(4)
U.S. states, territories, and possessions	9	8	(1)
U.S. political subdivisions of states, territories, and possessions	49	50	1
U.S. special revenue and special assessment obligations	314	309	(5)
Industrial and miscellaneous	5,311	5,006	(305)
Bank loans	30	31	1
LBASS:
RMBS	223	221	(2)
CMBS	215	211	(4)
Other	947	960	13
Total	$7,160	$6,854	$(306)

The carrying value and fair value of bonds, including those classified as short-term investments and cash equivalents, as of December 31, 2025, by contractual maturity date, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$294	$295
Due after one year through five years	1,284	1,296
Due after five years through ten years	1,606	1,615
Due after ten years	3,193	3,026
	6,377	6,232
Asset-backed securities	1,649	1,664
Total	$8,026	$7,896

The following table presents the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Millions)
December 31, 2025:
Issuer credit obligations	$361	$5	$2,100	$302	$2,461	$307
Asset-backed securities	123	1	86	10	209	11
Total	$484	$6	$2,186	$312	$2,670	$318

December 31, 2024:
U.S. Government	$6				$6
All other governments	29	$1	$11	$3	40	$4
U.S. states, territories, and possessions			8	1	8	1
U.S. political subdivisions of states, territories, and possessions	5		15		20
U.S. special revenue and special assessment obligations	51	2	57	16	108	18
Industrial and miscellaneous	896	23	2,321	357	3,217	380
Bank loans	9	1			9	1
LBASS:
RMBS	11		27	5	38	5
CMBS	22		36	6	58	6
Other	147	2	54	3	201	5
Total	$1,176	$29	$2,529	$391	$3,705	$420

The Company has evaluated investments with gross unrealized losses and has determined that the unrealized losses were primarily attributable to interest rate movements and credit spreads. The Company does not intend to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover their amortized cost basis.

The table below summarizes the OTTI by investment type:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$5	$4	$1
Mortgage loans			1
Total	$5	$4	$2

The following table presents all asset-backed securities with an OTTI recognized during the year ended December 31, 2025, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement When Reported
			(In Millions)
872660A*6	$20	$15	$5	$15	$15	12/31/2025

The following table presents proceeds from sales of bonds and the resulting gross realized gains and losses:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Proceeds	$690	$12	$6
Gross realized gains	3
Gross realized losses	5

Bonds with a carrying value of $6 million as of December 31, 2025 and 2024, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2025:
Construction and land development	7.64%	6.94%
Commercial	6.34%	5.40%

Year Ended December 31, 2024:
Construction and land development	8.88%	8.88%
Commercial	7.49%	6.33%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 99% and 69% as of December 31, 2025 and 2024, respectively.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

Commercial
(In Millions)
December 31, 2025:
Current	$758

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$88

	Commercial	Mezzanine	Total
	(In Millions)
December 31, 2024:
Current	$556	$27	$583

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$46	$27	$73

(1)	Excluded from the commercial amounts are mortgage loan participations where the sole participants are the Company and Pacific Life. The total amounts were $670 million and $510 million as of December 31, 2025 and 2024, respectively.

The Company's mortgage loans finance various types of properties primarily throughout the U.S. and Canada. The geographic distributions of the mortgage loans were as follows:

	December 31, 2025		December 31, 2024
	($ In Millions)
Atlantic	$227	30%	$146	25%
Pacific	192	25%	224	38%
North Central	166	22%	85	15%
South Central	91	12%	66	11%
New England	51	7%	33	6%
Mountain	30	4%	28	5%
Canada	1	0%	1	0%
Total	$758	100%	$583	100%

As of December 31, 2025 and 2024, the carrying value of the largest single commercial loan was $33 million. As of December 31, 2025, the total carrying value of multiple commercial loans with a single sponsor was $33 million. As of December 31, 2024, the total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $40 million.

For commercial mortgage loans, the Company reviews performance and credit quality on an on-going basis, including loan payment delinquencies and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan's debt service coverage ratio (DSCR) and loan-to-value (LTV) ratio. The DSCR compares the collateral’s net operating income to its debt service payments. DSCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DSCR indicates a greater excess of net operating income over the debt service cost. The LTV ratio compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV ratio indicates a greater excess of collateral value over the loan amount. The monitoring process focuses on higher risk loans, which includes those that are classified as restructured, delinquent, or in foreclosure, as well as loans with higher LTV ratios and lower DSCRs. The DSCRs and LTV ratios are updated routinely.

The following table presents the recorded investment in mortgage loans by credit quality indicator:

	December 31,
	2025	2024
	(In Millions)
LTV ratio:
Less than or equal to 65%	$524	$524
Greater than 65% to 75%	156	30
Greater than 75% to 100%	78	29
Total	$758	$583

DSCR:
Greater than 1.2x	$521	$366
Greater than 1.0x to 1.2x	109	55
Less than or equal to 1.0x	32	126
Construction (1)	96	36
Total	$758	$583

(1)	Credit quality for construction loans is based on LTV ratio, loan payment performance, and the construction progress and related costs for the underlying collateral project.

DEBT RESTRUCTURING

The Company did not have any modifications classified as troubled debt restructurings during the years ended December 31, 2025 and 2024. During the year ended December 31, 2023, the Company modified one mortgage loan with a carrying value of $14 million. The Company granted two term extensions on the loan during the year ended December 31, 2023. The first modification extended the maturity date by five months, and the second modification further extended the maturity date by two months. The modification qualified as a troubled debt restructuring and an impairment loss of $1 million was recorded. The loan matured in 2024.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company's financial instruments that are carried at fair value or net asset value (NAV):

	December 31, 2025
	Level 1	Level 2	Level 3	NAV	Total
	(In Millions)
Assets:
Common stocks:
Industrial and miscellaneous			$8		$8
Derivatives:
Foreign currency and interest rate swaps		$1			1
Equity derivatives	$9		3		12
Total derivatives	9	1	3	—	13
Separate account assets (1)	3,629			$21	3,650
Total	$3,638	$1	$11	$21	$3,671

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$15			$15
Total	$—	$15	$—	$—	$15

	December 31, 2024
	Level 1	Level 2	Level 3	NAV	Total
	(In Millions)
Assets:
Common stocks:
Industrial and miscellaneous			$6		$6
Derivatives:
Equity derivatives	$6		2		8
Separate account assets (1)	3,345			$19	3,364
Total	$3,351	$—	$8	$19	$3,378

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$22			$22
Total	$—	$22	$—	$—	$22

(1) Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS AND COMMON STOCKS

The fair values of bonds and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company's management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management's analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair value of the portfolio. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency swaps, interest rate swaps, equity options and equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency swaps, interest rate swaps and total return swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the NAV obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, derivatives, privately held companies and private partnerships. The redemption frequency is quarterly. There are no remaining lockup periods or unfunded commitments of investments measured using the NAV practical expedient as of December 31, 2025.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

		Total Gains
	January 1, 2025	Included in Net Income	Included in Surplus	Purchases	Settlements	December 31, 2025
	(In Millions)
Bonds
Common stocks	$6			$2		$8
Derivatives, net	2	$1		2	$(2)	3
Total	$8	$1	$—	$4	$(2)	$11

		Total Gains (Losses)
	January 1, 2024	Included in Net Income	Included in Surplus	Purchases	Settlements	December 31, 2024
	(In Millions)
Bonds			$(2)		$2	$—
Common stocks	$5			$1		6
Derivatives, net	2	$1		2	(3)	2
Total	$7	$1	$(2)	$3	$(1)	$8

The admitted values and fair values of the Company's financial instruments are presented in the following table:

	December 31, 2025
	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
	(In Millions)
Assets:
Bonds:
Issuer credit obligations	$6,228	$6,373		$6,029	$199
Asset-backed securities	1,664	1,649		1,455	209
Common stocks	8	8			8
Mortgage loans	770	758		770
Cash, cash equivalents and short-term investments	74	74	$70	4
Contract loans	21	21			21
Derivatives, net	(2)	(2)	9	(14)	3
Other invested assets (1)	23	26		23
Separate account assets	3,650	3,650	3,629			$21
Liabilities:
Liability for deposit-type contracts	1,258	1,219			1,258
Separate account liability for deposit type contracts	1	1			1

	December 31, 2024
	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
	(In Millions)
Assets:
Bonds	$6,659	$6,965		$6,438	$221
Common stocks	6	6			6
Mortgage loans	559	583		559
Cash and cash equivalents	219	219	$219
Contract loans	20	20			20
Derivatives, net	(14)	(14)	6	(22)	2
Other invested assets (1)	17	20		17
Separate account assets	3,364	3,364	3,345			$19
Liabilities:
Liability for deposit-type contracts	1,162	1,157			1,162
Separate account liability for deposit type contracts	1	1			1

(1) Excludes investments accounted for under the equity method.

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable. The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2025 and 2024:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash equivalents are money market mutual funds that have fair values that approximate their carrying values due to the short maturities of the underlying investments of the funds. The carrying value of cash approximates the fair value. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract's cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist of surplus note investments held from other insurance providers. The fair value of the surplus note investments are priced by an independent pricing service as described for bonds above.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are based on discounted cash flow methodologies using significant unobservable inputs.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

5.       DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rates, foreign currency, and equity risk, (collectively “market risk”) and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

The following table summarizes the notional amount, net carrying value, and net fair value of the Company's derivative instruments by type. Cash collateral received from or pledged to counterparties is not included in the amounts below. Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

	Notional Amount	Net Carrying Value	Net Fair Value
	(In Millions)
December 31, 2025:
Equity options	$57	$3	$3
Equity futures	166	9	9
Foreign currency swaps	1
Interest rate swaps	338	(14)	(14)
Total	$562	$(2)	$(2)

December 31, 2024:
Equity options	$45	$2	$2
Equity futures	130	6	6
Foreign currency swaps	1
Interest rate swaps	205	(22)	(22)
Total	$381	$(14)	$(14)

COLLATERAL

For OTC and OTC-cleared derivatives, the Company pledges and receives cash and asset collateral. Cash collateral received from counterparties was $1 million and $2 million as of December 31, 2025 and 2024, respectively. Cash collateral pledged to counterparties was $13 million and $24 million as of December 31, 2025 and 2024, respectively.

The Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. Cash pledged for initial margin was $9 million and $6 million as of December 31, 2025 and 2024, respectively.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These equity options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums. These equity options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

For the years ended December 31, 2025, 2024 and 2023, $2 million of option premium expense recorded in net investment income for equity options hedging indexed life insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company may utilize total return swaps and exchange-traded futures based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets to U.S. dollar fixed or floating rate assets. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments that are denominated in foreign currencies.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The average and ending fair value of derivatives not designated as hedging instruments during and as of the periods presented are as follows:

	December 31, 2025			December 31, 2024
	Asset	Liability	Average Asset (Liability)	Asset	Liability	Average Asset (Liability)
	(In Millions)
Equity options	$1
Equity futures	9		$8	$6		$6
Interest rate swaps	1	$15	(13)		$22	(20)
Total	$11	$15	$(5)	$6	$22	$(14)

The following table summarizes the impact from derivative instruments not designated as hedging instruments on surplus and results of operations:

	Year Ended December 31, 2025
	Surplus	Net Realized Capital Losses	Net Investment Income
	(In Millions)
Equity futures	$(3)	$(32)
Interest rate swaps	8	(8)	$(2)
Total	$5	$(40)	$(2)

	Year Ended December 31, 2024
	Surplus	Net Realized Capital Losses	Net Investment Income
	(In Millions)
Equity futures	$11	$(27)
Equity total return swaps			$(4)
Interest rate swaps	(4)	(11)	(3)
Total	$7	$(38)	$(7)

	Year Ended December 31, 2023
	Surplus	Net Realized Capital Losses	Net Investment Income
	(In Millions)
Equity futures	$(12)	$(18)
Equity total return swaps			$(4)
Interest rate swaps	34	(34)	(6)
Total	$22	$(52)	$(10)

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned. The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of nonperformance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master netting agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master netting agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2025 and 2024, the Company’s financial strength ratings were above the specified level.

The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2025, 2024 and 2023. The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

6.       INCOME TAXES

The components of net deferred tax assets (DTAs) and deferred tax liabilities (DTLs) are as follows:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$106	$5	$111	$96	$5	$101
Nonadmitted DTAs	48	2	50	51	2	53
Net admitted DTAs	58	3	61	45	3	48
DTLs	11	3	14	9	3	12
Net admitted DTAs	$47	$—	$47	$36	$—	$36

	Change during 2025
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$10		$10
Nonadmitted DTAs	(3)		(3)
Net admitted DTAs	13	—	13
DTLs	2		2
Net admitted DTAs	$11	$—	$11

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$47		$47	$36		$36
Adjusted gross DTAs expected to be realized following the balance sheet date	47		47	36		36
Adjusted gross DTAs allowed per limitation threshold			86			85
Adjusted gross DTAs offset by gross DTLs	11	$3	14	9	$3	12
DTAs admitted as the result of application of SSAP No. 101	$58	$3	$61	$45	$3	$48

	Change during 2025
	Ordinary	Capital	Total
	(In Millions)
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$11		$11
Adjusted gross DTAs expected to be realized following the balance sheet date	11		11
Adjusted gross DTAs allowed per limitation threshold			1
Adjusted gross DTAs offset by gross DTLs	2		2
DTAs admitted as the result of application of SSAP No. 101	$13	$—	$13

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows:

	December 31,
	2025	2024
	($ In Millions)
Ratio percentage	736%	867%
Amount of adjusted capital and surplus	$575	$565

As of December 31, 2025 and 2024, there was no impact on adjusted gross and net admitted DTAs due to tax planning strategies. The Company's tax planning strategies did not include the use of reinsurance.

Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2025	2024	2023	2025-2024	2024-2023
	(In Millions)
Federal income taxes	$12	$32	$16	$(20)	$16
Federal income taxes on net capital gains (losses)	(1)	(3)		2	(3)
Total	$11	$29	$16	$(18)	$13

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
DTAs:	2025	2024	Change
Ordinary:	(In Millions)
Policyholder reserves	$80	$73	$7
Deferred acquisition costs	23	20	3
Compensation and benefits accrual	1	1
Other	2	2
Total	106	96	10
Nonadmitted DTAs	48	51	(3)
Admitted ordinary DTAs	58	45	13

Capital:
Investments	5	5
Nonadmitted DTAs	2	2
Admitted capital DTAs	3	3	—
Admitted DTAs	61	48	13

DTLs:
Ordinary:
Investments	10	8	2
Other	1	1
Total	11	9	2

Capital:
Investments	3	3

DTLs	14	12	2

Net admitted DTAs	$47	$36	$11

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2025	2024	Change
	(In Millions)
Total DTAs	$111	$101	$10
Total DTLs	14	12	2
Net DTAs	$97	$89	8
Excluding tax effect of unrealized gains (losses)
Change in net operating deferred income tax			$8

Federal income tax expense is different from that which would be incurred by applying the statutory Federal income tax rate of 21% to income before income taxes. The significant items causing these differences are as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Provision computed at statutory rate	$5	$13	$2
Tax impact from derivative gains (losses) from surplus	1	1	5
Other	(3)	(3)	(3)
Total statutory income tax	$3	$11	$4

Federal income taxes incurred	$11	$29	$17
Change in net deferred income taxes	(8)	(18)	(13)
Total statutory income tax	$3	$11	$4

The Company had no adjustments of DTAs and DTLs for enacted changes in tax laws or a change in tax status. The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
(In Millions)
2025 estimated
2024
2023

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2025.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2022. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

The Inflation Reduction Act enacted on August 16, 2022 was effective January 1, 2023 and imposed a 15% Corporate Alternative Minimum Tax (CAMT) on corporations with three-year average adjusted financial statement income over $1.0 billion. The Company is part of the PMHC consolidated group which has determined that it is an applicable reporting entity for purposes of the CAMT beginning in 2024. CAMT has not been recognized in the Company's financial statements - statutory basis for the years ended December 31, 2025 and 2024 because the PMHC consolidated group's regular tax liability exceeded its CAMT liability.

In July 2025, the One Big Beautiful Bill Act (OBBB) was enacted into law. The legislation includes a broad range of tax reform provisions affecting businesses, including extensions and modifications to certain provisions of the Tax Cuts & Jobs Act, as well as expansions and accelerations of provisions under the Inflation Reduction Act. While most provisions are effective January 1, 2026, certain provisions are retroactive to an earlier date in 2025. The Company has evaluated the impact of OBBB and concluded that it does not have a material impact on the financial statements - statutory basis for the year ended December 31, 2025.

7.	BORROWED MONEY

The Company is a member of the Federal Home Loan Bank (FHLB) of San Francisco. Through its membership, the Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance laws and regulations. The Company has determined the estimated maximum borrowing capacity (after taking into account required collateralization levels) was $4 million as of December 31, 2025 and 2024. However, asset eligibility determination is subject to the FHLB's discretion and to the availability of qualifying assets at the Company. The Company had no collateral pledged to the FHLB. The Company had no borrowing from the FHLB as of December 31, 2025 and 2024.

The Company is required to purchase stock in FHLB of San Francisco each time it receives an advance. As of December 31, 2025, and 2024, the Company held $7 million and $5 million, respectively, of restricted membership Class B stock of FHLB of San Francisco, which is recorded in common stock. None of the membership stock is eligible for redemption.

8.	CAPITAL AND SURPLUS

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to its parent is subject to restrictions set forth in the State of Arizona insurance laws. These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2025 statutory results, the Company could pay up to $44 million in dividends in 2026 to Pacific Life without prior approval by the AZ DIFI. Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

No dividends were paid during the years ended December 31, 2025, 2024, and 2023.

During the years ended December 31, 2025, 2024, and 2023, the Company received capital contributions in the form of bonds. from Pacific Life of zero, zero, and $49 million, respectively.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented or reduced by cumulative net unrealized losses was $12 million and $18 million as of December 31, 2025 and 2024, respectively.

9.	RELATED PARTY TRANSACTIONS

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement. Product contract services relating to the Company's variable universal life insurance, other life insurance, variable annuities and investment management services are under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $40 million, $28 million and $34 million for the years ended December 31, 2025, 2024 and 2023, respectively, and are primarily included in operating expenses. Effective March 2024, the Company provides certain administrative and special services to Pacific Life under an administrative service agreement. Amounts charged by the Company to Pacific Life for these services were $6 million and $4 million for the years ended December 31, 2025 and 2024, respectively. The Company reported $34 million and $14 million due to Pacific Life as of December 31, 2025 and 2024, respectively. It is the Company’s policy to settle these amounts no later than 90 days after the due date. Allocated operating expenses are not necessarily indicative of the total cost that would be incurred if the Company operated on a stand-alone basis.

Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance subsidiary owned 99% by Pacific Life and 1% by the Company. Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2025, 2024 and 2023 were $5 million. In connection with the operations of PLFA, the Company and Pacific Life are obligated to contribute additional capital funding as may be required according to their respective membership percentages. There were no capital contributions to PLFA for the years ended December 31, 2025, 2024 and 2023.

Pacific Select Distributors, LLC (PSD), a wholly-owned broker-dealer subsidiary of Pacific Life, primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and Pacific Life. In connection with PSD’s distribution of these variable life and annuity contracts to the Company and Pacific Life, the Company incurred commission expense of $34 million, $29 million and $27 million during the years ended December 31, 2025, 2024 and 2023, respectively. A service plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $4 million included in commission expense, for the years ended December 31, 2025, 2024 and 2023. PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $2.0 billion as of December 31, 2025 and 2024. Related to these annuity contracts, the Company received $51 million, $20 million and $56 million of premium and annuity considerations and paid $128 million, $128 million and $124 million of current and future policy benefits for the years ended December 31, 2025, 2024 and 2023, respectively. In addition, included in the liability for deposit-type contracts are insurance contracts with the affiliated assignment company of $1.2 billion and $1.1 billion as of December 31, 2025 and 2024, respectively.

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates. There were no borrowings outstanding as of December 31, 2025 and 2024.

The Company also has an intercompany uncommitted revolving credit facility with affiliates to lend or borrow funds. Under the agreement, the Company can lend or borrow up to 3% of the Company's admitted assets to certain affiliates as of the preceding December 31. The aggregate total borrowing of all outstanding loans is limited to $3.0 billion including any outstanding loans under any other affiliate lending agreements. The Company had no amounts outstanding under the facility as of December 31, 2025 and 2024.

During the years ended December 31, 2025, 2024 and 2023, participants previously covered by a group annuity contract at Pacific Life were transferred to the Company. As a result, the Company recognized premium revenue and increases in reserves of $8 million, $51 million and $8 million, respectively.

10.	RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

For policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2025 and 2024, the Company had $99 million and $154 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the valuation standard set by the AZ DIFI.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

11.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:

	December 31, 2025
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$68		$68	1%
At book value less current surrender charge of 5% or more (1)	2,781		2,781	29%
At fair value		$3,491	3,491	36%
Total with market value adjustment or at fair value	2,849	3,491	6,340	66%
At book value without adjustment	1,096		1,096	11%
Not subject to discretionary withdrawal	2,203		2,203	23%
Total	$6,148	$3,491	$9,639	100%

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$774		$774

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:

	December 31, 2025
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Not subject to discretionary withdrawal	$995		$995	100%
Total	$995		$995	100%

Deposit-type Contracts:

	December 31, 2025
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$8		$8	1%
At fair value		$1	1	0%
Total with market value adjustment or at fair value	8	1	9	1%
Not subject to discretionary withdrawal	1,212		1,212	99%
Total	$1,220	$1	$1,221	100%

Total Individual and Group Annuities and Deposit-type Contracts:

	December 31, 2025
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$76		$76	1%
At book value less current surrender charge of 5% or more (1)	2,781		2,781	23%
At fair value		$3,492	3,492	30%
Total with market value adjustment or at fair value	2,857	3,492	6,349	54%
At book value without adjustment	1,096		1,096	9%
Not subject to discretionary withdrawal	4,410		4,410	37%
Total	$8,363	$3,492	$11,855	100%

Total Individual and Group Annuities and Deposit-type Contracts:

	December 31, 2024
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$82		$82	1%
At book value less current surrender charge of 5% or more (1)	2,147		2,147	20%
At fair value		$3,221	3,221	31%
Total with market value adjustment or at fair value	2,229	3,221	5,450	52%
At book value without adjustment	1,250		1,250	12%
Not subject to discretionary withdrawal	3,789		3,789	36%
Total	$7,268	$3,221	$10,489	100%

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company's Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the AZ DIFI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2025	2024
	(In Millions)
Annual Statement:
Annuities	$7,143	$6,111
Deposit-type contracts	1,220	1,157
Subtotal	8,363	7,268

Separate Accounts Annual Statement:
Annuities	3,491	3,220
Other contract deposit funds	1	2
Subtotal	3,492	3,222

Total	$11,855	$10,490

12.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves:

	December 31, 2025
	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$1
Universal life with secondary guarantees	8	$8	$8
Indexed universal life with secondary guarantees	47	45	48
Other permanent cash value life insurance	6	6	6
Variable universal life	18	18	18	$86	$86	$86

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			5
Disability - disabled lives			4
Miscellaneous reserves
Total (direct + assumed)	80	77	89	86	86	86
Reinsurance ceded			5
Total (net)	$80	$77	$84	$86	$86	$86

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$1
Universal life with secondary guarantees	8	$7	$8
Indexed universal life with secondary guarantees	45	44	45
Other permanent cash value life insurance	6	7	6
Variable universal life	17	17	17	$79	$79	$79

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			5
Disability - disabled lives			5
Miscellaneous reserves			1
Total (direct + assumed)	77	75	87	79	79	79
Reinsurance ceded			5
Total (net)	$77	$75	$82	$79	$79	$79

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health in the Company's Annual Statement and related Separate Accounts Annual Statement:

	December 31,
	2025	2024
	(In Millions)
Annual Statement:
Life insurance section	$84	$81

Separate Accounts Annual Statement:
Life insurance section	86	79
Total	$170	$160

13.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2025		December 31, 2024
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary renewal	$4	$4
Total	$4	$4	$—	$—

14.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities related to variable annuities and variable universal life. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risk associated with market value changes are generally borne by the contract holders.

In accordance with the products recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The assets legally insulated and not legally insulated from the general account are attributed to the following products:

	December 31, 2025		December 31, 2024
	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
	(In Millions)
Variable annuities	$3,564		$3,285
Variable universal life	86		79
Total	$3,650		$3,364

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. Asset adequacy testing includes variable universal life and variable annuities separate account.

The Company has no separate accounts with guarantees. The Company's separate accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

To compensate the general account for the risk taken, the separate account paid risk charges for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 of $21 million, $21 million, $21 million, $20 million, and $18 million, respectively.

For the years ended December 31, 2025, 2024, 2023, 2022, and 2021, the general account of the Company paid $0.2 million, $0.3 million, $1 million, $0.9 million, and zero, respectively, toward the separate account guarantees.

Information regarding the separate accounts of the Company is as follows:

	Years Ended December 31,
	2025	2024
	(In Millions)
Premiums, considerations or deposits	$354	$243

	December 31,
	2025	2024
	(In Millions)
Reserves for accounts with assets at fair value	$3,579	$3,301

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value	$3,578	$3,300
Not subject to discretionary withdrawal	1	1
Total	$3,579	$3,301

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$354	$243	$230
Transfers from separate accounts	480	386	335
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$(126)	$(143)	$(105)

The Company does not engage in securities lending transactions or enter into repurchase or reverse repurchase agreements within the separate account.

15.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As of December 31, 2025, the Company had $82 million of outstanding contractual obligations to acquire private placement securities for the general account. As of December 31, 2025, the Company had $128 million of outstanding mortgage loan commitments for the general account which were primarily advances available for construction loans.

As of December 31, 2025, the Company has no outstanding commitments for investments in SCA entities, joint ventures, partnerships or limited liability companies.

CONTINGENCIES - LITIGATION

In the ordinary course of business, the Company is a respondent in a number of legal proceedings. Although the Company is confident of its position and the likelihood of an unfavorable outcome is low, it remains possible that a judge or jury could rule against the Company. It is the opinion of management, that such an outcome would be unlikely to have a material adverse effect on the Company's financial statements - statutory basis. The Company believes adequate provision has been made in its financial statements - statutory basis for probable and reasonably estimable losses for litigation claims against the Company, if any.

Issues were identified in a market conduct exam that may be indicative of potential losses. The Company has accrued a loss contingency based on management’s best estimate and does not expect these issues to have a materially adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD). Later in 2007, the IRS issued Rev. Rul. 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project. In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action. Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment of tax reform legislation in December 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company's financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by breaches of representations, warranties or covenants provided by the Company, among other things. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The Company is also subject to state and federal regulatory inquiries and examinations from time to time, which could result in fines or penalties. Because the amounts of these types of indemnifications and regulatory actions are often not explicitly stated, the overall maximum amount of the obligations under such indemnifications and regulatory actions cannot be reasonably stated. The Company has not historically made material payments for these types of indemnification and regulatory actions. However, the Company may record a contingent reserve for such matters. Management believes that Company liabilities related to such matters, if any, are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2025 and 2024, the estimated liability was less than $1 million. As of December 31, 2025 and 2024, the related premium tax receivable was $3 million. These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 1 for discussion of other contingencies related to reinsurance.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

See Note 9 for discussion of other contingencies related to subsidiaries and affiliates.

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   S E L E C T E D   F I N A N C I A L   D A T A

A S   O F   A N D   F O R   T H E   Y E A R   E N D E D   D E C E M B E R 3 1 , 2 0 2 5

(In Millions)

Investment Income Earned
U.S. Government bonds
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	$393
Bonds of affiliates
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)	1
Common stocks of affiliates
Mortgage loans	42
Real estate
Contract loans	1
Cash, cash equivalents and short-term investments	7
Derivative instruments	(4)
Other invested assets	6
Aggregate write-ins for investment income	1
Gross Investment Income	$447

Real Estate Owned - Book Value less Encumbrances

Mortgage Loans - Book Value:
Farm mortgages
Residential mortgages
Commercial mortgages	$758
Mezzanine
Total Mortgage Loans	$758

Mortgage Loans By Standing - Book Value:
Good standing	$758
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Statement Value	$27

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds
Preferred stocks
Common stocks

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$482
Over 1 year through 5 years	2,118
Over 5 years through 10 years	2,018
Over 10 years through 20 years	1,922
Over 20 years	1,486
Total by Maturity	$8,026

Bonds by NAIC Designation - Statement Value:
NAIC 1	$4,190
NAIC 2	3,772
NAIC 3	60
NAIC 4	1
NAIC 5	3
NAIC 6
Total by NAIC Designation	$8,026

Total Bonds Publicly Traded	$4,393
Total Bonds Privately Placed	$3,633
Preferred Stocks - Book/Adjusted Carrying Value
Common Stocks - Fair Value	$8
Short-term Investments - Book/Adjusted Carrying Value	$4
Options, Caps & Floors Owned - Statement Value	$3
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	$(14)
Futures Contracts Open - Current Value	$9
Cash Equivalents	$52
Cash on Deposit	$18

Life Insurance In Force, Net of Reinsurance:
Industrial
Ordinary	$2,397
Credit Life
Group Life	$5,037

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$1

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$5
Credit Life
Group Life	$5,037

Supplementary Contracts In Force:
Ordinary
Not Involving Life Contingencies - Amount on Deposit
Not Involving Life Contingencies - Income Payable
Involving Life Contingencies - Income Payable
Group
Not Involving Life Contingencies - Amount on Deposit
Not Involving Life Contingencies - Income Payable
Involving Life Contingencies - Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$149
Deferred - Fully Paid Account Balance	$3,882
Deferred - Not Fully Paid - Account Balance
Group
Amount of Income Payable	$91
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other
Group	$34
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$1,219
Dividend Accumulations - Account Balance

Claim Payments 2025:
Group Accident and Health - Year Ended December 31, 2025
2025	$11
2024
2023
2022
2021
Prior

Other Accident and Health
2025
2024
2023
2022
2021
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves:
2025
2024
2023
2022
2021
Prior

Pacific Life & Annuity Company

S U P P L E M E N T A L   S U M M A R Y   I N V E S T M E N T   S C H E D U L E

D E C E M B E R 3 1 , 2 0 2 5

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Issuer credit obligations:
U.S. government obligations	$6	0.07%	$6	0.07%
Non-U.S. sovereign jurisdiction securities	106	1.18%	106	1.18%
Municipal bonds - general obligations (direct & guaranteed)	43	0.48%	43	0.48%
Municipal bonds - special revenue	299	3.34%	299	3.34%
Project finance bonds issued by operating entities	253	2.82%	253	2.82%
Corporate bonds	5,303	59.21%	5,303	59.21%
Single entity backed obligations	50	0.56%	50	0.56%
Bond issued by funds representing operating entities	293	3.27%	293	3.27%
Bank loans - acquired	10	0.11%	10	0.11%
Other issuer credit obligations	10	0.11%	10	0.11%
Total issuer credit obligations	6,373	71.15%	6,373	71.15%

Asset-backed securities:
Financial asset-backed securities – self-liquidating	878	9.80%	878	9.80%
Financial asset-backed securities – not self-liquidating	181	2.02%	181	2.02%
Non-financial asset-backed securities	590	6.59%	590	6.59%
Total asset-backed securities	1,649	18.41%	1,649	18.41%

Common stocks:
Industrial and miscellaneous - other (unaffiliated)	8	0.09%	8	0.09%
Total common stocks	8	0.09%	8	0.09%

Mortgage loans:
Commercial mortgages	758	8.46%	758	8.46%
Total mortgage loans	758	8.46%	758	8.46%

Cash, cash equivalents and short-term investments:
Cash	18	0.20%	18	0.20%
Cash equivalents	52	0.59%	52	0.59%
Short-term investments	4	0.04%	4	0.04%
Total cash, cash equivalents and short-term investments	74	0.83%	74	0.83%

Contract loans	21	0.23%	21	0.23%
Derivatives	13	0.15%	13	0.15%
Receivables for securities **	7	0.08%	7	0.08%
Other invested assets	54	0.60%	54	0.60%
Total invested assets	$8,957	100.00%	$8,957	100.00%

* Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

** Included in Other invested assets in the Annual Statement.

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   I N V E S T M E N T   R I S K   I N T E R R O G A T O R I E S

D E C E M B E R 3 1 , 2 0 2 5

1.	The Company's total admitted assets, excluding separate accounts, as reported in the statements of admitted assets, liabilities and capital and surplus (Total Admitted Assets) were $9.1 billion as of December 31, 2025.

2.	The 10 largest exposures to a single issuer/borrower/investment are as follows:

	(In Millions)	Percentage of Total Admitted Assets
RTX Corporation (Bonds)	$67	0.7%
Amgen Inc. (Bonds)	53	0.6%
AMAPS 2 LLC (Bonds)	50	0.5%
Oracle Corporation (Bonds)	45	0.5%
B9 Navigation Pool A-1 LLC (Bonds)	45	0.5%
AT&T Inc. (Bonds)	42	0.5%
Petershill Partners, Inc. (Bonds)	40	0.4%
Global Payments Inc. (Bonds)	40	0.4%
Bank of America Corporation (Bonds)	37	0.4%
AES Indiana (Bonds)	37	0.4%

3.	The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation are as follows:

	(In Millions)	Percentage of Total Admitted Assets		(In Millions)	Percentage of Total Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$4,190	46.0%	NAIC 1
NAIC 2	3,772	41.4%	NAIC 2
NAIC 3	60	0.7%	NAIC 3
NAIC 4	1	0.0%	NAIC 4
NAIC 5	3	0.0%	NAIC 5
NAIC 6			NAIC 6

4.	Assets held in foreign investments totaled $1.4 billion, which represents 15.1% of Total Admitted Assets.

5.	The aggregate foreign investment exposure categorized by NAIC sovereign designation is as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$1,163	12.8%
Countries designated NAIC 2	180	2.0%
Countries designated NAIC 3 or below	33	0.4%

6.	The largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1
Country: Cayman Islands	$301	3.3%
Country: United Kingdom	263	2.9%
Countries designated NAIC 2
Country: Mexico	74	0.8%
Country: Italy	43	0.5%
Countries designated NAIC 3 or below
Country: Brazil	13	0.1%
Country: Marshall Islands	7	0.1%

7-9.	There is no unhedged foreign currency exposure.

10.	The 10 largest non-sovereign (i.e., non-governmental) foreign issues are as follows:

NAIC Designation	Issuer	(In Millions)	Percentage of Total Admitted Assets
1.E FE/1.G FE/2.A FE	Banco Santander, S.A.	$36	0.4%
1.G FE/2.B FE	Standard Chartered PLC	35	0.4%
1.G FE/2.A FE	Lloyds Banking Group PLC	29	0.3%
2.B PL/2.C PL	Altera Infrastructure Voyageur Holdings Ltd.	26	0.3%
2.A FE	Deutsche Telekom International Finance B.V.	23	0.3%
2.A FE/2.B FE	ABN AMRO Bank N.V.	23	0.3%
2.A FE/2.C FE	Deutsche Bank AG - New York Branch	21	0.2%
1.C FE	CIFC Funding Ltd	21	0.2%
1.E PL	Bridgepoint Us Finance Limited	21	0.2%
2.B FE	Aker BP ASA	21	0.2%

11.	The amount and percentage of Total Admitted Assets held in Canadian investments totaled $241 million, which represent 2.6% of Total Admitted Assets.

12.	The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets.

13.	Assets held in equity interest are less than 2.5% of Total Admitted Assets.

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets.

a.	The 10 largest fund managers are as follows:

	Total
Fund Manager	Invested	Diversified
	(In Millions)
Walkers Fiduciary Limited	$1	$1

15.	Assets held in general partnership interests are less than 2.5% of Total Admitted Assets.

16.	The amounts and percentages of Total Admitted Assets held in mortgage loans are as follows:

a.	The 10 largest aggregate mortgage interests sharing the same property or group of properties are as follows:

Type (Residential, Commercial, Agricultural)	(In Millions)	Percentage of Total Admitted Assets
Commercial loan	$33	0.4%
Commercial loan	28	0.3%
Commercial loan	25	0.3%
Commercial loan	25	0.3%
Commercial loan	24	0.3%
Commercial loan	21	0.2%
Commercial loan	20	0.2%
Commercial loan	20	0.2%
Commercial loan	20	0.2%
Commercial loan	20	0.2%

b.	The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$96	1.1%

17.	The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2025 are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Commercial:
Above 95%	$38	0.4%
91% to 95%
81% to 90%	19	0.2%
71% to 80%	52	0.6%
Below 70%	649	7.1%

18.	Assets held in real estate are less than 2.5% of Total Admitted Assets.

19.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets.

20.	The Company has no securities lending agreements, repurchase agreements, or reverse repurchase agreements.

21.	The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Owned:
Hedging	$3	0.0%

22.	The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2025	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Hedging	$6	0.1%	$5	$5	$5

23.	The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2025	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Hedging	$9	0.1%	$7	$11	$9

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   R E I N S U R A N C E   D I S C L O S U R E S

D E C E M B E R 3 1 , 2 0 2 5

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791.

2.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.

3.	The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.	Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.	The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61.

5.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2025 and are accounted for the contract as reinsurance under NAIC SAP and as a deposit under U.S. GAAP.

6.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2025 and accounted for the contract as reinsurance under U.S. GAAP and as a deposit under NAIC SAP.